     As filed with the Securities and Exchange Commission on March 12, 1997

                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

         HOLLINGER                                  HOLLINGER INTERNATIONAL
      INTERNATIONAL INC.                                PUBLISHING INC.
  (Exact name of registrant                       (Exact name of registrant
 as specified in its charter)                    as specified in its charter)

         95-3518892                                        51-0370603
      (I.R.S. employer                                  (I.R.S. employer
    identification number                            identification number

          DELAWARE                                           DELAWARE
(State or other jurisdiction of                  (State or other jurisdiction of
 incorporation or organization)                   incorporation or organization

                            ------------------------

                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611
                                 (312) 321-2299
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            KENNETH L. SEROTA, ESQ.
                  VICE PRESIDENT-LAW AND FINANCE AND SECRETARY
                          HOLLINGER INTERNATIONAL INC.
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611
                                 (312) 321-2299
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                            ------------------------

                                   Copies to:

                   MICHAEL C. MCLEAN                                      WILLIAM P. ROGERS, JR.
              KIRKPATRICK & LOCKHART LLP                                  CRAVATH, SWAINE & MOORE
                 1500 OLIVER BUILDING                                         WORLDWIDE PLAZA
          PITTSBURGH, PENNSYLVANIA 15222-2312                                825 EIGHTH AVENUE
                    (412) 355-6458                                       NEW YORK, NEW YORK 10019
                                                                              (212) 474-1270

                            ------------------------

    Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. /X/     Reg. No.
333-17113

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================================
    TITLE OF EACH CLASS OF                                  PROPOSED MAXIMUM        PROPOSED MAXIMUM
          SECURITIES                  AMOUNT TO BE           OFFERING PRICE        AGGREGATE OFFERING            AMOUNT OF
       TO BE REGISTERED                REGISTERED               PER SHARE               PRICE(1)          REGISTRATION FEE(1), (2)
-----------------------------------------------------------------------------------------------------------------------------------
Debt Securities...............
-----------------------------------------------------------------------------------------------------------------------------------
Guarantee(2)
-----------------------------------------------------------------------------------------------------------------------------------
  Total ......................         $20,000,000                100%               $20,000,000                 $6,061
===================================================================================================================================

(1) Calculated in accordance with Rule 457.

(2) In accordance with Rule 457, no fee is payable with respect to the unconditional guarantee of Hollinger International Inc.

                            ------------------------

                       STATEMENT PURSUANT TO RULE 462(B)

    THE CONTENTS CONTAINED IN REGISTRATION STATEMENT NO. 333-17113 FILED WITH THE COMMISSION ON NOVEMBER 29, 1996, AS AMENDED BY AMENDMENT NO. 1 THERETO FILED WITH THE COMMISSION ON FEBRUARY 28, 1997, AMENDMENT NO. 2 THERETO FILED WITH THE COMMISSION ON MARCH 4, 1997 AND AMENDMENT NO. 3 THERETO FILED WITH THE COMMISSION ON MARCH 12, 1997 ARE INCORPORATED BY REFERENCE INTO, AND SHALL BE DEEMED PART OF, THIS REGISTRATION STATEMENT.
===============================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on March 12, 1997.

                                        HOLLINGER INTERNATIONAL INC.
                                        HOLLINGER INTERNATIONAL PUBLISHING INC.


                                        By: /S/ CONRAD M. BLACK
                                           -----------------------------
                                                 Conrad M. Black,
                                                Chairman of the Board
                                             and Chief Executive Officer

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Serota and J. David Dodd, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                 TITLE                          DATE
-----------------------------------   ---------------------------------------   ----------------
        /S/ CONRAD M. BLACK           Chairman of the Board, Chief Executive    March 12, 1997
-----------------------------------   Officer and Director (Principal
          Conrad M. Black             Executive Officer)


        /S/ F. DAVID RADLER           President, Chief Operating Officer and    March 12, 1997
-----------------------------------   Director
          F. David Radler


         /S/ J. A. BOULTBEE           Vice President and Chief Financial        March 12, 1997
-----------------------------------   Officer (Principal Financial Officer)
          J. A. Boultbee


      /S/ FREDERICK A. CREASEY        Group Corporate Controller                March 12, 1997
-----------------------------------   (Principal Accounting Officer)
       Frederick A. Creasey


      /S/ BARBARA AMIEL BLACK         Director                                  March 12, 1997
-----------------------------------
        Barbara Amiel Black


       /S/ DWAYNE O. ANDREAS          Director                                  March 12, 1997
-----------------------------------
         Dwayne O. Andreas


          /S/ RICHARD BURT            Director                                  March 12, 1997
-----------------------------------
           Richard Burt

             SIGNATURE                                 TITLE                          DATE
-----------------------------------   ---------------------------------------   ----------------

                                      Director                                  March   , 1997
-----------------------------------
        Raymond G. Chambers


        /S/ DANIEL W. COLSON          Director                                  March 12, 1997
-----------------------------------
         Daniel W. Colson


       /S/ HENRY A. KISSINGER         Director                                  March 12, 1997
-----------------------------------
        Henry A. Kissinger


       /S/ MARIE-JOSEE KRAVIS         Director                                  March 12, 1997
-----------------------------------
        Marie-Josee Kravis


                                      Director                                  March   , 1997
-----------------------------------
           Shmuel Meitar


       /S/ RICHARD N. PERLE           Director                                  March 12, 1997
-----------------------------------
         Richard N. Perle


                                      Director                                  March   , 1997
-----------------------------------
         Robert S. Strauss


        /S/ ALFRED TAUBMAN            Director                                  March 12, 1997
-----------------------------------
          Alfred Taubman


       /S/ JAMES R. THOMPSON          Director                                  March 12, 1997
-----------------------------------
         James R. Thompson


                                      Director                                  March   , 1997
-----------------------------------
          Lord Weidenfeld


                                      Director                                  March   , 1997
-----------------------------------
         Leslie H. Wexner

                                 EXHIBIT INDEX

EXHIBIT                                                                     PRIOR FILING OR
  NO.                              DESCRIPTION                          SEQUENTIAL PAGE NUMBER
--------     -------------------------------------------------------   -------------------------
   *5.01     Opinion of Kirkpatrick & Lockhart LLP
  *23.01     Consent of KPMG Peat Marwick LLP
  *23.02     Consent of Kirkpatrick & Lockhart LLP (included in the
             opinion at Exhibit 5.01)
  *24.01     Powers of Attorney for the Company (included in the
             signature page of this Registration Statement).

------------------
* Filed herewith.